DIRECTORS POWER OF ATTORNEY

City of Minneapolis

State of Minnesota

     Each of the undersigned, as directors of the below listed open-ended diversified investment companies that previously have filed registration statements and amendments thereto pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 with the Securities and Exchange Commission:

                                                1933 Act        1940 Act
                                               Reg. Number     Reg. Number
                                               -----------     -----------

     AXP Partners Series, Inc.
     AXP Partners International Series, Inc.
     AXP Variable Portfolio-Partners Series, Inc.

hereby constitutes and appoints Arne H. Carlson and Leslie L. Ogg or either one of them, as her or his attorney-in-fact and agent, to sign for her or him in her or his name, place and stead any and all further amendments to said registration statements filed pursuant to said Acts and any rules and regulations thereunder, and to file such amendments with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting to either of them the full power and authority to do and perform each and every act required and necessary to be done in connection therewith.

     Dated the 9th day of May, 2001.

/s/ H. Brewster Atwater, Jr.            /s/ Heinz F. Hutter
----------------------------            --------------------------
    H. Brewster Atwater, Jr.                Heinz F. Hutter


/s/ Arne H. Carlson                     /s/ Anne P. Jones
----------------------------            --------------------------
    Arne H. Carlson                         Anne P. Jones


/s/ Lynne V. Cheney                     /s/ William R. Pearce
----------------------------            --------------------------
    Lynne V. Cheney                         William R. Pearce


/s/ Livio D. DeSimone                   /s/ Alan K. Simpson
----------------------------            --------------------------
    Livio D. DeSimone                       Alan K. Simpson


/s/ Ira D. Hall                         /s/ John R. Thomas
----------------------------            --------------------------
    Ira D. Hall                             John R. Thomas


                                        /s/ C. Angus Wurtele
----------------------------            --------------------------
    David R. Hubers                         C. Angus Wurtele